UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31,

Date of reporting period:  JANUARY 31, 2011


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA SMALL CAP STOCK FUND - SEMIANNUAL REPORT FOR PERIOD ENDED JANUARY 31, 2011


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SMALL CAP STOCK FUND]

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       SEMIANNUAL REPORT
       USAA SMALL CAP STOCK FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JANUARY 31, 2011

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

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FUND OBJECTIVE

LONG-TERM GROWTH OF CAPITAL.

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TYPES OF INVESTMENTS

Normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                           2

MANAGERS' COMMENTARY                                                          4

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Portfolio of Investments                                                 15

    Notes to Portfolio of Investments                                        31

    Financial Statements                                                     33

    Notes to Financial Statements                                            36

EXPENSE EXAMPLE                                                              52

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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PRESIDENT'S MESSAGE

"ALTHOUGH I AGREE THAT STATE AND LOCAL
GOVERNMENTS ARE UNDER FINANCIAL STRESS,            [PHOTO OF DANIEL S. McNAMARA]
I DO NOT BELIEVE WE WILL SEE MASSIVE
MUNICIPAL BOND DEFAULTS."

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FEBRUARY 2011

We witnessed a significant shift in market sentiment during the six-month reporting period. At the beginning of August, many observers were worried about the strength and sustainability of the economic recovery. Some even feared a double-dip recession as the effects of the federal government's fiscal stimulus faded. At the same time, it was widely expected that the Federal Reserve (the
Fed) would compound economic problems by reversing its earlier monetary accommodations (the Fed's balance sheet had expanded as a result of its quantitative easing programs).

To ease these fears, Fed chairman Ben Bernanke strongly hinted in a late August speech that a new round of quantitative easing, known as "QE2", was on the way. As investors speculated about the size and scope of QE2, higher-risk assets, such as stocks, corporate bonds and high-yield securities, generally rallied and fears of recession faded. The rally continued through the mid-term elections. The result--a divided Congress--seemed to herald a period of greater bipartisanship and was followed by a productive lame duck session culminating in the extension of the Bush-era tax cuts.

After the November election, the Fed announced the details for QE2: the purchase of up to $600 billion in long-term U.S. Treasuries. Surprisingly, U.S. Treasury prices fell (and yields climbed) as investors continued to reallocate their portfolios into higher-risk assets. Generally speaking, the more risk investors took, the better their returns. Many U.S. stocks, for instance, posted double-digit gains.

Investors' preference for higher-risk securities was also supported by better-than-expected corporate earnings. Market volatility declined as optimism grew about the economic outlook. In spite of high unemployment and modest consumer spending, the U.S. economy expanded at an annualized rate of 3.2% during the fourth quarter, up from 2.6% in the third quarter.

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2  | USAA SMALL CAP STOCK FUND

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Although I was pleased with the performance of USAA's family of no-load mutual funds during the six months, the financial markets face long-term economic headwinds as consumers continue rebuilding their balance sheets despite weak employment growth and the fragile housing market. In addition, the European Union's (EU) fiscal challenges are far from over. The EU has yet to find a sustainable balance between the painful effects of austerity on its weaker economies and the damaging effects of emerging inflationary pressures on its stronger economies.

Meanwhile, in the U.S., there have been several negative media reports about tax-exempt municipal credit quality, which in my view contributed to a decline in the tax-exempt bond market overall. Although I agree that state and local governments are under financial stress, I do not believe we will see massive municipal bond defaults. Many governments are making the tough choices necessary to address their budget problems. In some cases, this may require austerity measures (higher taxes and reduced services). Even so, I believe that issuers of investment-grade municipals have the ability to continue making payments on their debt. In addition, municipal finances generally improve (with a lag) after the economy recovers. Nevertheless, USAA's municipal bond team will remain vigilant for potential credit problems.

In this environment, I urge you to make all your investment decisions based on your time horizon, risk tolerance and financial goals. If you would like to refine your investment strategy, please call one of our USAA service representatives. They would be happy to review your plan and help you rebalance your portfolio, if necessary.

On behalf of everyone here at USAA Investment Management Company, thank you for allowing us to help you manage your investments. We appreciate your continued confidence in us.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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                                                        PRESIDENT'S MESSAGE |  3

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MANAGERS' COMMENTARY ON THE FUND

Batterymarch Financial Management, Inc.       Wellington Management Company, LLP

    Yu-NIEN (CHARLES) KO, CFA                     TIMOTHY J. McCORMACK, CFA
    STEPHEN LANZENDORF, CFA                       SHAUN F. PEDERSEN

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o HOW DID THE USAA SMALL CAP STOCK FUND (THE FUND) PERFORM?

  For the six-month period ended January 31, 2011, the Fund had a total return of 19.81%. This compares to returns of 20.75% for the Russell 2000 Index, 20.01% for the S&P SmallCap 600 Index, and 20.79% for the Lipper Small-Cap Core Funds Index.

  The Fund has two subadvisers. Batterymarch Financial Management, Inc. (Batterymarch) manages the growth portion of the Fund against the Russell 2000 Growth Index, and Wellington Management Company, LLP (Wellington Management) manages the value portion of the Fund against the Russell 2000 Value Index.

o HOW DID THE BATTERYMARCH PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

  Batterymarch uses a disciplined framework to compare U.S. small-cap stocks across multiple perspectives based on proven fundamentals. These include measures of growth and value as well as other

  Refer to page 10 for benchmark definitions.

  Past performance is no guarantee of future results.

  The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. o The unmanaged Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

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4  | USAA SMALL CAP STOCK FUND

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  dimensions such as cash flow and analyst expectations. On an allocation level, we maintain close-to-benchmark sector weightings, which means that stock selection is the key driver of our performance.

  For the six-month period, stock selection detracted from performance in the Batterymarch portion of the Fund relative to the Russell 2000 Growth Index, primarily due to selection within the services & distribution and software & services sectors. Stock selection was strong, however, within the healthcare sector. Top contributors for the period included Interactive Intelligence Inc. from the services & distribution area, which makes software for voice-over Internet protocol (VoIP) for business customers, and which returned over 100% for the period; and the energy companies International Coal Group, Inc., with shares rising on takeover rumors, and W&T Offshore, Inc., which acquired rights to develop new prospects and consistently exceeded analysts' forecasts. The largest detractors from relative performance came from an underweight to Riverbed Technology, Inc., where income and revenue did well in recent months as the company expanded its portfolio of products and services, and an overweight to Valassis Communications, Inc., which posted a negative return for the period. Additionally, a non-benchmark holding, Aeropostale, Inc., had a negative return for the period held.

o WHAT IS BATTERYMARCH'S POSITIONING AND OUTLOOK?

  Our sector positions relative to the Russell 2000 Growth Index are largely a byproduct of stock rankings within the sectors. As of January 31, 2011, the largest overweights within Batterymarch's portion of the portfolio were in the consumer discretionary and materials sectors. The largest underweights were to industrials and consumer staples.

  We believe that the combination of the Federal Reserve's stimulus package and Congress' extension of tax cuts and long-term unemployment benefits has bolstered investor sentiment and

  You will find a complete list of securities that the Fund owns on pages 15-30.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

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  staved off the potential for a double-dip recession, at least for the short term. While long-term unemployment, the weak housing market, and the risk of inflation continue to weigh heavily on the consumer, pockets of opportunity and growth within the market remain. For example, merger & acquisition activity is on the rise, dollar weakness has boosted exports, and the labor market suggests a gradual, if uneven, improvement. However, it remains to be seen whether the economy can remain afloat once the Fed's stimulus is withdrawn.

  Notwithstanding the recent rally, we believe that risk levels have moderated, valuations for many companies remain compelling, and the investment environment continues to be conducive to bottom-up stock selection.

o HOW DID THE WELLINGTON MANAGEMENT PORTION OF THE FUND PERFORM?

  Wellington Management's Small Cap Value portfolio outperformed the Russell 2000 Value Index. Consistent with our bottom-up process, outperformance was driven by security selection. Results were particularly strong within consumer staples, industrials, and consumer discretionary. Selection was weaker within materials and health care. Allocation among sectors, the result of our bottom-up stock selection process, was neutral for the period.

  Top individual contributors to relative and absolute performance during the period included Belden, Inc., a designer, manufacturer, and marketer of electronic cables and connectivity products for the specialty electronics and data-networking markets; Arbitron, Inc. a leading provider of media audience rating services for the radio industry; and Herbalife Ltd., a leading worldwide direct marketer of health and nutrition products.

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6  | USAA SMALL CAP STOCK FUND

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  The largest detractors from relative and absolute performance during the period came from holdings in Zep, Inc., a provider of cleaning and maintenance chemicals; First Midwest Bancorp, Inc., a Chicago-based regional bank; and ICON plc ADR, a contract research organization providing outsourced development services to the pharmaceutical industry.

o HOW IS THE WELLINGTON MANAGEMENT PORTFOLIO POSITIONED?

  Our Small Cap Value investment approach emphasizes individual stock selection, with sector weights emerging from this bottom-up process. We do, however, carefully consider diversification across economic sectors as we seek to limit risk. Based on our two- to three-year time horizon we continue to find attractively valued investment opportunities in a volatile environment. Driven by our stock-by-stock decisions, we increased exposure to industrials. Within health care we added to existing positions, increasing our overweight. In the consumer staples sector we continued to trim holdings, while energy exposure fell as we reduced our positions in several stocks. Within financials, still the portfolio's largest underweight, we added to a number of bank holdings during the period.

  The performance of the USAA Small Cap Stock Fund will reflect the volatility of investments in small-cap stocks and IPOs. o Investing in small-cap companies involves the greater risk of investing in smaller, less well-known companies, especially those which have a narrow product line or are traded infrequently, compared to investing in established companies with proven track records.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA SMALL CAP STOCK FUND SHARES (Symbol: USCAX)


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                                              1/31/11               7/31/10
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Net Assets                                 $647.3 Million        $542.5 Million
Net Asset Value Per Share                      $13.65                $11.41


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/11
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 7/31/10 to 1/31/11*             1 Year             5 Years            10 Years

        19.81%                   29.21%              2.46%               4.40%


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                                 EXPENSE RATIO**
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                                      1.32%


High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND SHARES' PROSPECTUS DATED DECEMBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA SMALL CAP STOCK FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               S&P SMALLCAP     LIPPER SMALL-CAP                             USAA SMALL CAP
                 600 INDEX      CORE FUNDS INDEX     RUSSELL 2000 INDEX     STOCK FUND SHARES
 1/31/2001      $10,000.00         $10,000.00            $10,000.00            $10,000.00
 2/28/2001        9,389.75           9,364.79              9,343.86              8,934.71
 3/31/2001        8,959.15           8,922.05              8,886.79              7,989.69
 4/30/2001        9,642.05           9,632.88              9,582.00              8,797.25
 5/31/2001        9,826.50           9,983.93              9,817.53              8,917.53
 6/30/2001       10,186.64          10,292.63             10,156.52              9,020.62
 7/31/2001       10,016.34          10,054.19              9,606.76              8,883.16
 8/31/2001        9,787.98           9,772.83              9,296.47              8,565.29
 9/30/2001        8,464.80           8,492.33              8,045.05              7,568.73
10/31/2001        8,916.19           8,996.84              8,515.85              7,895.19
11/30/2001        9,568.42           9,665.44              9,175.12              8,367.70
12/31/2001       10,215.91          10,344.32              9,741.44              8,883.16
 1/31/2002       10,305.00          10,221.76              9,640.12              8,943.30
 2/28/2002       10,127.80           9,948.84              9,375.91              8,788.66
 3/31/2002       10,927.79          10,713.27             10,129.48              9,450.17
 4/30/2002       11,236.59          10,765.91             10,221.79              9,664.95
 5/31/2002       10,771.50          10,364.64              9,768.13              9,278.35
 6/30/2002       10,214.34           9,784.10              9,283.46              8,797.25
 7/31/2002        8,771.76           8,454.24              7,881.37              8,256.01
 8/31/2002        8,854.96           8,499.04              7,861.30              8,256.01
 9/30/2002        8,313.06           7,897.42              7,296.75              7,731.96
10/31/2002        8,579.17           8,178.09              7,530.70              7,740.55
11/30/2002        9,026.07           8,781.60              8,202.77              8,015.46
12/31/2002        8,721.41           8,354.97              7,746.04              7,912.37
 1/31/2003        8,421.63           8,110.65              7,531.66              7,680.41
 2/28/2003        8,152.16           7,857.39              7,304.08              7,482.82
 3/31/2003        8,216.21           7,923.74              7,398.13              7,680.41
 4/30/2003        8,883.00           8,583.54              8,099.61              8,152.92
 5/31/2003        9,599.29           9,337.59              8,968.80              8,496.56
 6/30/2003        9,848.71           9,552.56              9,131.10              8,711.34
 7/31/2003       10,360.80          10,042.44              9,702.44              8,917.53
 8/31/2003       10,865.02          10,477.66             10,147.28              9,226.80
 9/30/2003       10,545.89          10,250.11              9,959.98              9,089.35
10/31/2003       11,460.02          11,055.58             10,796.39              9,707.90
11/30/2003       11,893.67          11,453.84             11,179.53             10,008.59
12/31/2003       12,104.35          11,772.36             11,406.34             10,077.32
 1/31/2004       12,452.38          12,145.33             11,901.90             10,317.87
 2/29/2004       12,692.01          12,356.67             12,008.59             10,438.14
 3/31/2004       12,857.41          12,490.65             12,120.51             10,575.60
 4/30/2004       12,431.14          12,061.36             11,502.55             10,197.59
 5/31/2004       12,621.36          12,166.34             11,685.63             10,266.32
 6/30/2004       13,320.63          12,685.72             12,177.75             10,704.47
 7/31/2004       12,590.73          12,017.29             11,357.78             10,154.64
 8/31/2004       12,479.61          11,912.16             11,299.41             10,068.73
 9/30/2004       13,137.67          12,504.52             11,829.87             10,584.19
10/31/2004       13,382.71          12,709.29             12,062.73             10,790.38
11/30/2004       14,526.33          13,712.96             13,109.03             11,606.53
12/31/2004       14,845.91          13,934.60             13,497.06             11,968.40
 1/31/2005       14,509.81          13,530.59             12,933.91             11,659.71
 2/28/2005       14,925.75          13,846.72             13,152.99             11,986.04
 3/31/2005       14,539.33          13,498.06             12,776.47             11,739.09
 4/30/2005       13,727.26          12,769.20             12,044.77             11,165.80
 5/31/2005       14,636.43          13,453.52             12,833.11             11,844.92
 6/30/2005       15,112.31          13,912.03             13,328.10             12,435.85
 7/31/2005       16,022.09          14,738.82             14,172.51             13,053.23
 8/31/2005       15,785.87          14,602.63             13,909.74             12,779.82
 9/30/2005       15,924.83          14,741.93             13,953.37             12,929.75
10/31/2005       15,426.36          14,289.37             13,520.13             12,409.39
11/30/2005       16,134.77          14,942.34             14,176.47             12,920.93
12/31/2005       15,986.22          14,987.69             14,111.69             12,921.01
 1/31/2006       17,324.52          16,129.67             15,377.11             13,615.07
 2/28/2006       17,194.75          16,023.04             15,334.77             13,586.55
 3/31/2006       18,038.43          16,728.81             16,078.77             14,118.98
 4/30/2006       18,036.79          16,854.52             16,076.15             14,233.07
 5/31/2006       17,213.12          16,040.94             15,173.31             13,510.49
 6/30/2006       17,216.36          15,931.94             15,270.87             13,615.07
 7/31/2006       16,624.84          15,390.88             14,773.98             13,301.32
 8/31/2006       16,911.13          15,695.36             15,211.39             13,519.99
 9/30/2006       17,064.85          15,768.67             15,338.04             13,729.16
10/31/2006       17,909.80          16,531.55             16,221.16             14,394.70
11/30/2006       18,405.90          17,013.56             16,647.86             14,917.63
12/31/2006       18,403.15          17,041.06             16,703.61             14,900.62
 1/31/2007       18,782.03          17,345.55             16,983.13             15,253.95
 2/28/2007       18,680.09          17,384.54             16,848.37             15,284.24
 3/31/2007       18,993.28          17,576.10             17,028.74             15,607.29
 4/30/2007       19,416.66          18,077.69             17,334.62             16,041.39
 5/31/2007       20,310.49          18,857.98             18,045.45             16,737.96
 6/30/2007       19,977.87          18,667.18             17,780.60             16,475.48
 7/31/2007       18,969.71          17,688.94             16,564.50             15,435.67
 8/31/2007       19,325.26          17,757.52             16,939.94             15,657.77
 9/30/2007       19,613.29          18,136.53             17,230.71             15,809.19
10/31/2007       19,978.16          18,575.10             17,725.07             16,132.24
11/30/2007       18,495.43          17,330.64             16,452.31             14,951.10
12/31/2007       18,348.58          17,368.73             16,442.04             14,782.62
 1/31/2008       17,451.23          16,219.58             15,320.79             13,816.58
 2/29/2008       16,913.81          15,909.02             14,752.89             13,288.63
 3/31/2008       16,979.29          15,772.61             14,814.70             13,097.67
 4/30/2008       17,660.73          16,535.20             15,434.99             13,771.65
 5/31/2008       18,440.84          17,352.24             16,144.03             14,411.93
 6/30/2008       17,047.67          16,146.73             14,901.13             13,434.66
 7/31/2008       17,399.58          16,189.72             15,452.57             13,558.22
 8/31/2008       18,126.35          16,562.84             16,011.09             13,861.51
 9/30/2008       16,901.92          15,015.64             14,735.32             12,659.58
10/31/2008       13,496.66          11,814.20             11,669.94             10,154.62
11/30/2008       11,919.79          10,582.56             10,289.54              8,885.30
12/31/2008       12,647.00          11,187.66             10,886.75              9,447.05
 1/31/2009       11,040.78          10,178.62              9,675.91              8,423.62
 2/28/2009        9,718.72           9,089.70              8,500.06              7,557.64
 3/31/2009       10,517.06           9,906.84              9,258.84              8,277.41
 4/30/2009       12,352.99          11,471.43             10,690.09              9,368.32
 5/31/2009       12,552.07          12,006.62             11,012.39              9,615.75
 6/30/2009       12,732.18          12,108.73             11,174.14              9,728.21
 7/31/2009       14,046.83          13,177.90             12,250.33             10,672.92
 8/31/2009       14,368.25          13,582.24             12,601.60             10,976.57
 9/30/2009       15,107.85          14,400.87             13,328.42             11,572.64
10/31/2009       14,247.27          13,608.62             12,423.49             11,021.56
11/30/2009       14,619.00          14,080.11             12,813.46             11,325.21
12/31/2009       15,880.82          15,047.13             13,844.87             12,101.22
 1/31/2010       15,343.44          14,511.69             13,335.22             11,898.78
 2/28/2010       16,002.70          15,165.65             13,935.92             12,303.66
 3/31/2010       17,247.93          16,195.86             15,070.14             13,237.12
 4/30/2010       18,256.64          17,006.35             15,923.03             13,844.43
 5/31/2010       16,938.60          15,764.21             14,715.21             12,978.45
 6/30/2010       15,741.49          14,732.54             13,574.87             12,101.22
 7/31/2010       16,739.81          15,673.19             14,507.73             12,832.24
 8/31/2010       15,490.22          14,744.39             13,433.60             11,932.52
 9/30/2010       17,256.11          16,391.80             15,107.38             13,304.59
10/31/2010       17,990.38          16,983.37             15,725.60             13,866.92
11/30/2010       18,631.62          17,559.44             16,270.86             14,395.50
12/31/2010       20,058.73          18,915.26             17,562.90             15,431.12
 1/31/2011       20,089.16          18,931.08             17,517.64             15,374.80

                                   [END CHART]

                    Data from 1/31/01 to 1/31/11.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Shares to the following benchmarks:

o The unmanaged S&P SmallCap 600(R) Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

o The unmanaged Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category.

o The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

10  | USAA SMALL CAP STOCK FUND

================================================================================

USAA SMALL CAP STOCK FUND INSTITUTIONAL SHARES*


--------------------------------------------------------------------------------
                                              1/31/11               7/31/10
--------------------------------------------------------------------------------

Net Assets                                 $113.1 Million        $78.5 Million
Net Asset Value Per Share                      $13.69                $11.46


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/11
--------------------------------------------------------------------------------
 7/31/10 to 1/31/11**               1 Year              Since Inception 8/01/10
        20.08%                      29.82%                       5.44%


--------------------------------------------------------------------------------
                                 EXPENSE RATIO**
--------------------------------------------------------------------------------

                                      0.89%


*The USAA Small Cap Stock Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

**Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

***THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE INSTITUTIONAL SHARES' PROSPECTUS DATED DECEMBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total return quoted does not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               LIPPER SMALL-CAP     S&P SMALLCAP     USAA SMALL CAP STOCK FUND
               CORE FUNDS INDEX       600 INDEX         INSTITUTIONAL SHARES       RUSSELL 2000 INDEX
 7/31/2008        $10,000.00         $10,000.00             $10,000.00                 $10,000.00
 8/31/2008         10,230.47          10,417.70              10,198.35                  10,361.44
 9/30/2008          9,274.80           9,713.98               9,314.05                   9,535.84
10/31/2008          7,297.35           7,756.89               7,471.07                   7,552.10
11/30/2008          6,536.60           6,850.62               6,537.19                   6,658.79
12/31/2008          6,910.35           7,268.57               6,952.86                   7,045.27
 1/31/2009          6,287.09           6,345.43               6,197.84                   6,261.69
 2/28/2009          5,614.49           5,585.61               5,558.97                   5,500.74
 3/31/2009          6,119.22           6,044.43               6,098.28                   5,991.78
 4/30/2009          7,085.63           7,099.59               6,903.08                   6,918.00
 5/31/2009          7,416.20           7,214.01               7,093.91                   7,125.92
 6/30/2009          7,479.27           7,317.52               7,168.59                   7,231.25
 7/31/2009          8,139.67           8,073.09               7,882.13                   7,927.69
 8/31/2009          8,389.42           8,257.82               8,106.14                   8,155.02
 9/30/2009          8,895.07           8,682.88               8,545.88                   8,625.37
10/31/2009          8,405.72           8,188.28               8,139.33                   8,039.75
11/30/2009          8,696.95           8,401.93               8,371.65                   8,292.13
12/31/2009          9,294.25           9,127.13               8,944.14                   8,959.59
 1/31/2010          8,963.52           8,818.28               8,794.79                   8,629.78
 2/28/2010          9,367.46           9,197.18               9,101.78                   9,018.51
 3/31/2010         10,003.80           9,912.84               9,790.43                   9,752.52
 4/30/2010         10,504.41          10,492.57              10,246.76                  10,304.45
 5/31/2010          9,737.17           9,735.06               9,607.90                   9,522.83
 6/30/2010          9,099.93           9,047.05               8,969.03                   8,784.87
 7/31/2010          9,680.95           9,620.82               9,508.33                   9,388.55
 8/31/2010          9,107.26           8,902.64               8,852.87                   8,693.45
 9/30/2010         10,124.83           9,917.55               9,865.10                   9,776.62
10/31/2010         10,490.22          10,339.55              10,288.25                  10,176.69
11/30/2010         10,846.05          10,708.09              10,678.21                  10,529.55
12/31/2010         11,683.51          11,528.28              11,458.87                  11,365.68
 1/31/2011         11,693.27          11,545.77              11,417.17                  11,336.40

                                   [END CHART]

                     Data from 7/31/08 to 1/31/11.*

                     See page 10 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Institutional Shares to the benchmarks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the S&P SmallCap 600 Index, the Lipper Small-Cap Core Funds Index, and Russell 2000 Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA SMALL CAP STOCK FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 1/31/2011
                          (% of Net Assets of the Fund)

Belden, Inc. .............................................................  1.5%
Carlisle Companies, Inc. .................................................  1.5%
Arbitron, Inc. ...........................................................  1.2%
Stage Stores, Inc. .......................................................  1.2%
Cato Corp. "A" ...........................................................  1.1%
United Stationers, Inc. ..................................................  1.1%
Delphi Financial Group, Inc. "A" .........................................  1.0%
ICON plc ADR .............................................................  1.0%
Genesee & Wyoming, Inc. "A" ..............................................  0.9%
Webster Financial Corp. ..................................................  0.9%

You will find a complete list of securities that the Fund owns on pages 15-30.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                    o SECTOR ASSET ALLOCATION* -- 1/31/2011 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

INFORMATION TECHNOLOGY                                                     18.6%
CONSUMER DISCRETIONARY                                                     18.5%
INDUSTRIALS                                                                16.6%
FINANCIALS                                                                 14.0%
HEALTH CARE                                                                13.1%
MATERIALS                                                                   5.7%
ENERGY                                                                      4.4%
UTILITIES                                                                   2.6%
CONSUMER STAPLES                                                            2.2%
TELECOMMUNICATION SERVICES                                                  0.5%
MONEY MARKET INSTRUMENTS                                                    3.8%

                                   [END CHART]

*Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

14  | USAA SMALL CAP STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             COMMON STOCKS (96.2%)

             CONSUMER DISCRETIONARY (18.5%)
             ------------------------------
             ADVERTISING (1.3%)
   218,200   Arbitron, Inc.                                                                $  9,097
    87,740   Harte Hanks, Inc.                                                                1,094
                                                                                           --------
                                                                                             10,191
                                                                                           --------
             APPAREL & ACCESSORIES & LUXURY GOODS (1.8%)
    74,220   Carter's, Inc.*                                                                  2,056
    36,400   Kenneth Cole Productions, Inc. "A"*                                                496
    26,500   Oxford Industries, Inc.                                                            627
    34,100   True Religion Apparel, Inc.*                                                       701
    27,500   Under Armour, Inc. "A"*(a)                                                       1,646
    77,000   UniFirst Corp.                                                                   4,294
    74,800   Warnaco Group, Inc.*                                                             3,821
                                                                                           --------
                                                                                             13,641
                                                                                           --------
             APPAREL RETAIL (4.4%)
    94,975   Aeropostale, Inc.*                                                               2,291
    61,000   AnnTaylor Stores Corp.*                                                          1,349
   185,500   Ascena Retail Group, Inc.*                                                       5,029
   354,164   Cato Corp. "A"                                                                   8,656
    28,800   Children's Place Retail Stores, Inc.*                                            1,206
    33,269   Citi Trends, Inc.*                                                                 762
    54,700   Collective Brands, Inc.*(a)                                                      1,113
    49,500   DSW, Inc. "A"*(a)                                                                1,648
    14,350   Jos. A. Bank Clothiers, Inc.*                                                      613
   577,160   Stage Stores, Inc.                                                               8,946
    66,620   Stein Mart, Inc.                                                                   522
   308,420   Wet Seal, Inc. "A"*                                                              1,055
                                                                                           --------
                                                                                             33,190
                                                                                           --------
             AUTO PARTS & EQUIPMENT (1.2%)
    76,100   American Axle & Manufacturing Holdings, Inc.*                                    1,088
   242,400   Dana Holding Corp.*                                                              4,344
    12,413   Dorman Products, Inc.*                                                             399

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
    74,000   Standard Motor Products, Inc.                                                 $    896
    57,500   Tenneco, Inc.*                                                                   2,377
                                                                                           --------
                                                                                              9,104
                                                                                           --------
             CABLE & SATELLITE (0.1%)
    33,400   Knology, Inc.*                                                                     489
    67,500   Mediacom Communications Corp. "A"*                                                 591
                                                                                           --------
                                                                                              1,080
                                                                                           --------
             CASINOS & GAMING (0.4%)
    83,000   Bally Technologies, Inc.*                                                        3,397
                                                                                           --------
             DEPARTMENT STORES (0.1%)
    61,000   Bon-Ton Stores, Inc.*(a)                                                           676
    26,500   Retail Ventures, Inc.*                                                             400
                                                                                           --------
                                                                                              1,076
                                                                                           --------
             EDUCATION SERVICES (0.2%)
    79,360   Lincoln Educational Services Corp.                                               1,198
                                                                                           --------
             FOOTWEAR (0.8%)
    64,900   Crocs, Inc.*                                                                     1,064
    41,800   Deckers Outdoor Corp.*                                                           3,068
    32,790   Skechers U.S.A., Inc. "A"*                                                         674
    47,100   Timberland Co. "A"*                                                              1,259
                                                                                           --------
                                                                                              6,065
                                                                                           --------
             GENERAL MERCHANDISE STORES (0.4%)
   211,743   Fred's, Inc. "A"                                                                 2,844
                                                                                           --------
             HOME FURNISHINGS (0.5%)
    67,030   Kid Brands, Inc.*                                                                  611
   122,000   La-Z-Boy, Inc.*                                                                  1,015
    52,500   Tempur-Pedic International, Inc.*                                                2,291
                                                                                           --------
                                                                                              3,917
                                                                                           --------
             HOMEFURNISHING RETAIL (0.2%)
    94,379   Kirklands, Inc.*(a)                                                              1,250
                                                                                           --------
             HOTELS, RESORTS, & CRUISE LINES (0.6%)
   113,200   Choice Hotels International, Inc.(a)                                             4,294
                                                                                           --------
             HOUSEHOLD APPLIANCES (0.8%)
   227,900   Helen of Troy Ltd.*                                                              6,397
                                                                                           --------
             INTERNET RETAIL (0.1%)
    41,700   NutriSystem, Inc.(a)                                                               791
                                                                                           --------

================================================================================

16  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             LEISURE PRODUCTS (0.5%)
   176,000   LeapFrog Enterprises, Inc.*                                                   $    679
    27,900   Polaris Industries, Inc.                                                         2,146
    59,532   Sturm Ruger & Co., Inc.(a)                                                         888
                                                                                           --------
                                                                                              3,713
                                                                                           --------
             MOVIES & ENTERTAINMENT (0.1%)
    92,520   LodgeNet Interactive Corp.*(a)                                                     318
    27,060   World Wrestling Entertainment, Inc. "A"(a)                                         326
                                                                                           --------
                                                                                                644
                                                                                           --------
             PUBLISHING (0.6%)
    62,100   Dex One Corp.*                                                                     342
   127,100   Valassis Communications, Inc.*                                                   3,856
                                                                                           --------
                                                                                              4,198
                                                                                           --------
             RESTAURANTS (2.2%)
    58,692   California Pizza Kitchen, Inc.*                                                    940
   171,160   CEC Entertainment, Inc.*                                                         6,324
    51,400   Cheesecake Factory, Inc.*                                                        1,517
   179,240   Dominos Pizza, Inc.*(a)                                                          2,939
    21,100   Jack in the Box, Inc.*                                                             463
    28,500   Papa John's International, Inc.*                                                   818
   417,100   Sonic Corp.*                                                                     4,000
                                                                                           --------
                                                                                             17,001
                                                                                           --------
             SPECIALIZED CONSUMER SERVICES (1.3%)
    39,300   Coinstar, Inc.*(a)                                                               1,627
   123,321   Matthews International Corp. "A"                                                 4,370
    69,300   Sotheby's Holdings, Inc. "A"                                                     2,793
    24,600   Steiner Leisure Ltd.*                                                            1,090
                                                                                           --------
                                                                                              9,880
                                                                                           --------
             SPECIALTY STORES (0.6%)
    29,757   Big 5 Sporting Goods Corp.                                                         378
    54,314   Hibbett Sports, Inc.*(a)                                                         1,739
    36,700   Jo-Ann Stores, Inc.*                                                             2,214
                                                                                           --------
                                                                                              4,331
                                                                                           --------
             TIRES & RUBBER (0.3%)
    98,800   Cooper Tire & Rubber Co.(a)                                                      2,259
                                                                                           --------
             Total Consumer Discretionary                                                   140,461
                                                                                           --------
             CONSUMER STAPLES (2.2%)
             -----------------------
             FOOD DISTRIBUTORS (0.0%)
    14,140   Spartan Stores, Inc.                                                               205
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             FOOD RETAIL (0.7%)
    86,519   Casey's General Stores, Inc.                                                  $  3,676
    75,510   Pantry, Inc.*                                                                    1,259
     3,000   The Fresh Market, Inc.*                                                            110
                                                                                           --------
                                                                                              5,045
                                                                                           --------
             PACKAGED FOODS & MEAT (0.5%)
   186,900   Snyder's-Lance, Inc.                                                             3,876
                                                                                           --------
             PERSONAL PRODUCTS (1.0%)
    59,100   Herbalife Ltd.                                                                   3,861
    26,580   Inter Parfums, Inc.                                                                474
   106,203   Nu Skin Enterprises, Inc. "A"(a)                                                 3,195
                                                                                           --------
                                                                                              7,530
                                                                                           --------
             Total Consumer Staples                                                          16,656
                                                                                           --------
             ENERGY (4.4%)
             -------------
             COAL & CONSUMABLE FUELS (0.3%)
   226,420   International Coal Group, Inc.*                                                  2,094
                                                                                           --------
             OIL & GAS EQUIPMENT & SERVICES (2.1%)
    83,000   Bristow Group, Inc.*                                                             4,274
   151,449   Cal Dive International, Inc.*                                                      930
    70,300   ION Geophysical Corp.*                                                             668
   115,975   Matrix Service Co.*                                                              1,306
     6,000   OYO Geospace Corp.*                                                                575
   147,312   RPC, Inc.(a)                                                                     2,590
    48,389   Seacor Holdings, Inc.(a)                                                         5,114
    93,593   TETRA Technologies, Inc.*                                                        1,062
                                                                                           --------
                                                                                             16,519
                                                                                           --------
             OIL & GAS EXPLORATION & PRODUCTION (2.0%)
    44,300   Callon Petroleum Co.*(a)                                                           386
    14,500   Contango Oil & Gas Co.*                                                            841
    95,064   Gulfport Energy Corp.*                                                           2,276
   224,500   Penn Virginia Corp.                                                              3,902
   126,400   PetroQuest Energy, Inc.*                                                           991
    60,389   St. Mary Land & Exploration Co.                                                  3,754
    50,700   Stone Energy Corp.*                                                              1,178
    57,400   VAALCO Energy, Inc.*                                                               418
    73,700   W&T Offshore, Inc.(a)                                                            1,500
                                                                                           --------
                                                                                             15,246
                                                                                           --------
             Total Energy                                                                    33,859
                                                                                           --------

================================================================================

18  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             FINANCIALS (14.0%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (1.0%)
   403,600   Ares Capital Corp.                                                            $  6,776
    24,656   Calamos Asset Management, Inc. "A"                                                 379
    77,500   Penson Worldwide, Inc.*(a)                                                         369
                                                                                           --------
                                                                                              7,524
                                                                                           --------
             CONSUMER FINANCE (0.9%)
    36,700   Cardtronics, Inc.*                                                                 627
     8,400   Cash America International, Inc.                                                   338
    57,707   Dollar Financial Corp.*                                                          1,768
    96,060   EZCORP, Inc. "A"*                                                                2,584
    40,799   First Cash Financial Services, Inc.*                                             1,346
                                                                                           --------
                                                                                              6,663
                                                                                           --------
             INVESTMENT BANKING & BROKERAGE (0.1%)
    86,800   BGC Partners, Inc. "A"(a)                                                          703
                                                                                           --------
             LIFE & HEALTH INSURANCE (1.2%)
   276,600   Delphi Financial Group, Inc. "A"                                                 7,961
    35,242   FBL Financial Group, Inc. "A"                                                      980
                                                                                           --------
                                                                                              8,941
                                                                                           --------
             MULTI-SECTOR HOLDINGS (0.0%)
    20,400   Compass Diversified Holdings                                                       352
                                                                                           --------
             PROPERTY & CASUALTY INSURANCE (1.2%)
    10,176   Alleghany Corp.*                                                                 3,142
   166,600   Amerisafe, Inc.*                                                                 2,967
     9,040   AmTrust Financial Services, Inc.                                                   168
   198,834   Assured Guaranty Ltd.                                                            2,875
                                                                                           --------
                                                                                              9,152
                                                                                           --------
             REGIONAL BANKS (3.9%)
    81,185   Cardinal Financial Corp.                                                           893
   592,014   First Busey Corp.                                                                2,913
   463,300   First Midwest Bancorp, Inc.(a)                                                   5,416
    56,200   Hancock Holding Co.(a)                                                           1,843
   241,980   International Bancshares Corp.                                                   4,590
   185,200   MB Financial, Inc.                                                               3,641
    20,540   Signature Bank*                                                                  1,073
   305,900   Webster Financial Corp.                                                          6,999
    48,800   Westamerica Bancorp                                                              2,440
                                                                                           --------
                                                                                             29,808
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             REINSURANCE (1.9%)
   145,600   Platinum Underwriters Holdings Ltd.                                           $  6,436
   109,900   Reinsurance Group of America, Inc. "A"                                           6,326
    60,336   Validus Holdings Ltd.                                                            1,834
                                                                                           --------
                                                                                             14,596
                                                                                           --------
             REITs - DIVERSIFIED (0.2%)
    27,300   PS Business Parks, Inc.                                                          1,589
                                                                                           --------
             REITs - OFFICE (0.3%)
    74,700   Mack-Cali Realty Corp.                                                           2,616
                                                                                           --------
             REITs - RESIDENTIAL (0.9%)
   102,700   American Campus Communities, Inc.                                                3,322
   393,368   Education Realty Trust, Inc.                                                     3,068
    13,400   Mid-America Apartment Communities, Inc.                                            854
                                                                                           --------
                                                                                              7,244
                                                                                           --------
             REITs - RETAIL (0.2%)
    51,000   Tanger Factory Outlet Centers, Inc.                                              1,332
                                                                                           --------
             REITs - SPECIALIZED (0.7%)
   290,694   DiamondRock Hospitality Co.*                                                     3,526
    57,700   FelCor Lodging Trust, Inc.*                                                        406
    54,280   OMEGA Healthcare Investors, Inc.                                                 1,209
                                                                                           --------
                                                                                              5,141
                                                                                           --------
             SPECIALIZED FINANCE (0.2%)
    32,750   Life Partners Holdings, Inc.(a)                                                    338
    13,100   Portfolio Recovery Associates, Inc.*                                               945
                                                                                           --------
                                                                                              1,283
                                                                                           --------
             THRIFTS & MORTGAGE FINANCE (1.3%)
   245,600   NewAlliance Bancshares, Inc.                                                     3,672
   519,100   Northwest Bancshares, Inc.                                                       6,081
                                                                                           --------
                                                                                              9,753
                                                                                           --------
             Total Financials                                                               106,697
                                                                                           --------
             HEALTH CARE (13.1%)
             -------------------
             BIOTECHNOLOGY (1.6%)
   160,020   Alkermes, Inc.*                                                                  2,066
    13,013   BioCryst Pharmaceuticals, Inc.*(a)                                                  53
    23,499   Codexis, Inc.*                                                                     212
    92,800   Cubist Pharmaceuticals, Inc.*                                                    2,036
    70,991   Emergent BioSolutions, Inc.*                                                     1,508
    99,700   Isis Pharmaceuticals, Inc.*(a)                                                     907
    58,378   Martek Biosciences Corp.*                                                        1,834
   125,637   Maxygen, Inc.                                                                      499

================================================================================

20  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
   160,100   Nabi Biopharmaceuticals*                                                      $    896
    16,400   Onyx Pharmaceuticals, Inc.*                                                        579
   237,510   PDL BioPharma, Inc.                                                              1,173
   109,343   SciClone Pharmaceuticals, Inc.*                                                    429
                                                                                           --------
                                                                                             12,192
                                                                                           --------
             HEALTH CARE DISTRIBUTORS (0.2%)
    62,000   Owens & Minor, Inc.                                                              1,831
                                                                                           --------
             HEALTH CARE EQUIPMENT (1.8%)
    60,000   American Medical Systems Holdings, Inc.*                                         1,171
   108,200   Cyberonics, Inc.*                                                                3,543
    16,100   Integra LifeSciences Holdings Corp.*                                               747
   101,026   Invacare Corp.                                                                   2,792
    49,170   Kensey Nash Corp.*                                                               1,190
    27,770   Sirona Dental Systems, Inc.*                                                     1,217
    82,850   Steris Corp.                                                                     2,885
                                                                                           --------
                                                                                             13,545
                                                                                           --------
             HEALTH CARE FACILITIES (0.7%)
   236,400   AmSurg Corp.*                                                                    4,981
                                                                                           --------
             HEALTH CARE SERVICES (1.9%)
    41,080   Amedisys, Inc.*                                                                  1,400
    25,800   Catalyst Health Solutions, Inc.*                                                 1,120
    86,174   CorVel Corp.*(a)                                                                 4,350
    14,170   Emergency Medical Services Corp. "A"*                                              957
    91,170   Gentiva Health Services, Inc.*                                                   2,099
    62,900   LHC Group, Inc.*                                                                 1,673
    43,652   Providence Service Corp.*                                                          621
    60,793   RehabCare Group, Inc.*                                                           1,493
    41,802   Rural/Metro Corp.*                                                                 583
                                                                                           --------
                                                                                             14,296
                                                                                           --------
             HEALTH CARE SUPPLIES (1.5%)
    69,070   Haemonetics Corp.*                                                               4,099
   166,800   ICU Medical, Inc.*                                                               6,515
    41,775   Merit Medical Systems, Inc.*                                                       617
    35,880   Quidel Corp.*                                                                      487
                                                                                           --------
                                                                                             11,718
                                                                                           --------
             LIFE SCIENCES TOOLS & SERVICES (2.8%)
    18,100   Bio-Rad Laboratories, Inc. "A"*                                                  1,971
   256,310   Bruker Corp.*                                                                    4,485
   172,200   Charles River Laboratories International, Inc.*                                  6,604
   336,300   ICON plc ADR*                                                                    7,489
    44,800   PAREXEL International Corp.*                                                     1,040
                                                                                           --------
                                                                                             21,589
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             MANAGED HEALTH CARE (0.5%)
    23,800   AMERIGROUP Corp.*                                                             $  1,246
    55,100   HealthSpring, Inc.*                                                              1,675
    33,900   Molina Healthcare, Inc.*                                                         1,039
                                                                                           --------
                                                                                              3,960
                                                                                           --------
             PHARMACEUTICALS (2.1%)
    32,100   Hi-Tech Pharmacal Co., Inc.*                                                       733
    72,500   Impax Laboratories, Inc.*                                                        1,683
    17,200   Jazz Pharmaceuticals, Inc.*                                                        385
   159,105   Medicines Co.*                                                                   2,495
   129,565   Par Pharmaceutical Companies, Inc.*                                              4,628
   284,532   Questcor Pharmaceuticals, Inc.*                                                  4,399
    77,490   Santarus, Inc.*                                                                    253
    65,150   ViroPharma, Inc.*                                                                1,068
                                                                                           --------
                                                                                             15,644
                                                                                           --------
             Total Health Care                                                               99,756
                                                                                           --------
             INDUSTRIALS (16.6%)
             -------------------
             AEROSPACE & DEFENSE (0.2%)
    11,200   Cubic Corp.                                                                        546
   141,651   GenCorp, Inc.*                                                                     727
                                                                                           --------
                                                                                              1,273
                                                                                           --------
             AIR FREIGHT & LOGISTICS (0.1%)
    74,400   Pacer International, Inc.*                                                         465
    18,100   Park-Ohio Holdings Corp.*                                                          372
                                                                                           --------
                                                                                                837
                                                                                           --------
             AIRLINES (0.6%)
    27,200   Alaska Air Group, Inc.*                                                          1,611
    17,750   Allegiant Travel Co.                                                               826
   216,633   Hawaiian Holdings, Inc.*                                                         1,601
    67,800   US Airways Group, Inc.*                                                            673
                                                                                           --------
                                                                                              4,711
                                                                                           --------
             COMMERCIAL PRINTING (0.3%)
   175,110   Cenveo, Inc.*                                                                      942
    58,700   Deluxe Corp.                                                                     1,435
                                                                                           --------
                                                                                              2,377
                                                                                           --------
             CONSTRUCTION & ENGINEERING (0.7%)
   273,843   Great Lakes Dredge & Dock Corp.                                                  2,276
    16,300   Layne Christensen Co.*                                                             515
    40,914   Michael Baker Corp.*                                                             1,242
    94,500   Sterling Construction Co., Inc.*                                                 1,215
                                                                                           --------
                                                                                              5,248
                                                                                           --------

================================================================================

22  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.4%)
    12,700   NACCO Industries, Inc. "A"                                                    $  1,273
    33,300   Sauer-Danfoss, Inc.*                                                               954
    33,400   Twin Disc, Inc.                                                                  1,088
                                                                                           --------
                                                                                              3,315
                                                                                           --------
             DIVERSIFIED SUPPORT SERVICES (0.3%)
    10,100   Enernoc, Inc.*(a)                                                                  263
    56,831   G & K Services, Inc. "A"                                                         1,780
                                                                                           --------
                                                                                              2,043
                                                                                           --------
             ELECTRICAL COMPONENTS & EQUIPMENT (2.4%)
    70,800   A. O. Smith Corp.                                                                3,031
    58,400   Acuity Brands, Inc.                                                              3,224
   335,490   Belden, Inc.                                                                    11,661
                                                                                           --------
                                                                                             17,916
                                                                                           --------
             ENVIRONMENTAL & FACILITIES SERVICES (0.7%)
    19,050   Rollins, Inc.                                                                      362
   179,737   Standard Packaging Corp.*                                                        3,233
    87,884   Tetra Tech, Inc.*                                                                2,034
                                                                                           --------
                                                                                              5,629
                                                                                           --------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
    37,665   Administaff, Inc.                                                                1,067
                                                                                           --------
             INDUSTRIAL CONGLOMERATES (1.5%)
   310,300   Carlisle Companies, Inc.                                                        11,702
                                                                                           --------
             INDUSTRIAL MACHINERY (4.1%)
    99,500   Actuant Corp. "A"(a)                                                             2,759
   278,103   Albany International Corp. "A"                                                   6,271
    80,230   Altra Holdings, Inc.*                                                            1,678
    20,700   Chart Industries, Inc.*                                                            752
    24,900   CIRCOR International, Inc.                                                       1,006
    49,145   EnPro Industries, Inc.*                                                          2,040
   117,700   ESCO Technologies, Inc.                                                          4,270
    23,800   Kadant, Inc.*                                                                      504
    44,100   Kaydon Corp.                                                                     1,707
   201,500   Mueller Industries, Inc.                                                         6,589
   288,400   Mueller Water Products, Inc. "A"                                                 1,154
    64,400   TriMas Corp.*                                                                    1,226
    27,400   Watts Water Technologies, Inc. "A"                                                 985
                                                                                           --------
                                                                                             30,941
                                                                                           --------
             MARINE (0.8%)
   128,551   Kirby Corp.*                                                                     6,009
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             MARINE PORTS & SERVICES (0.1%)
    49,100   CAI International, Inc.*                                                      $    935
                                                                                           --------
             OFFICE SERVICES & SUPPLIES (1.8%)
   523,600   ACCO Brands Corp.*                                                               4,299
    87,400   Steelcase, Inc. "A"                                                                893
   133,900   United Stationers, Inc.*                                                         8,339
                                                                                           --------
                                                                                             13,531
                                                                                           --------
             RAILROADS (0.9%)
   138,300   Genesee & Wyoming, Inc. "A"*                                                     7,157
                                                                                           --------
             RESEARCH & CONSULTING SERVICES (0.4%)
   117,223   Dolan Co.*                                                                       1,607
    54,700   Huron Consulting Group, Inc.*                                                    1,401
                                                                                           --------
                                                                                              3,008
                                                                                           --------
             TRADING COMPANIES & DISTRIBUTORS (1.1%)
    57,400   Applied Industrial Technologies, Inc.                                            1,817
    29,800   DXP Enterprises, Inc.*                                                             649
   166,400   GATX Corp.(a)                                                                    5,533
                                                                                           --------
                                                                                              7,999
                                                                                           --------
             TRUCKING (0.1%)
    35,900   Knight Transportation, Inc.                                                        684
                                                                                           --------
             Total Industrials                                                              126,382
                                                                                           --------
             INFORMATION TECHNOLOGY (18.6%)
             ------------------------------
             APPLICATION SOFTWARE (3.0%)
    37,024   ACI Worldwide, Inc.*                                                               981
   107,500   Actuate Corp.*                                                                     597
    75,600   Epicor Software Corp.*                                                             783
    80,200   Epiq Systems, Inc.                                                               1,030
    32,391   Interactive Intelligence, Inc.*                                                  1,060
    77,070   JDA Software Group, Inc.*                                                        2,326
   325,001   Lawson Software, Inc.*                                                           3,055
   257,000   Magma Design Automation, Inc.*                                                   1,395
    89,800   Mentor Graphics Corp.*                                                           1,144
   110,800   Net 1 U.E.P.S Technologies, Inc.*                                                1,281
    67,600   Parametric Technology Corp.*                                                     1,503
   118,890   Quest Software, Inc.*                                                            3,070
   121,530   Smith Micro Software, Inc.*                                                      1,534
   135,100   TIBCO Software, Inc.*                                                            2,969
                                                                                           --------
                                                                                             22,728
                                                                                           --------

================================================================================

24  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT (2.0%)
   206,500   Bigband Networks, Inc.*                                                       $    547
    32,500   DG FastChannel, Inc.*                                                              891
    77,970   InterDigital, Inc.(a)                                                            3,754
    97,750   Oplink Communications, Inc.*                                                     2,422
    57,100   Plantronics, Inc.                                                                2,022
   100,000   Riverbed Technology, Inc.*                                                       3,587
    50,600   SeaChange International, Inc.*                                                     419
   138,560   Tekelec*                                                                         1,590
                                                                                           --------
                                                                                             15,232
                                                                                           --------
             COMPUTER HARDWARE (0.8%)
   137,396   Cray, Inc.*                                                                      1,027
   171,500   Diebold, Inc.                                                                    5,258
                                                                                           --------
                                                                                              6,285
                                                                                           --------
             COMPUTER STORAGE & PERIPHERALS (0.7%)
   145,086   Electronics for Imaging, Inc.*                                                   2,173
   235,030   Novatel Wireless, Inc.*                                                          1,695
   242,100   Quantum Corp.*                                                                     651
    39,300   Xyratex Ltd.*                                                                      524
                                                                                           --------
                                                                                              5,043
                                                                                           --------
             DATA PROCESSING & OUTSOURCED SERVICES (1.3%)
    71,120   CSG Systems International, Inc.*                                                 1,383
    81,040   Euronet Worldwide, Inc.*                                                         1,482
   134,890   Global Cash Access Holdings, Inc.*                                                 411
    31,030   Online Resources Corp.*                                                            208
   110,350   TeleTech Holdings, Inc.*                                                         2,363
    41,038   TNS, Inc.*                                                                         726
    90,800   VeriFone Holdings, Inc.*(a)                                                      3,627
                                                                                           --------
                                                                                             10,200
                                                                                           --------
             ELECTRONIC COMPONENTS (0.3%)
   221,000   Power-One, Inc.*(a)                                                              2,365
                                                                                           --------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
    51,100   Acacia Research Corp.*                                                           1,247
    95,200   Coherent, Inc.*                                                                  5,098
    32,258   Daktronics, Inc.                                                                   492
   137,530   MTS Systems Corp.                                                                5,146
    97,400   Newport Corp.*                                                                   1,709
                                                                                           --------
                                                                                             13,692
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             ELECTRONIC MANUFACTURING SERVICES (0.5%)
   170,598   Nam Tai Electronics, Inc.                                                     $  1,102
   108,700   Sanmina-SCI Corp.*                                                               1,634
   147,400   Smart Modular Technologies, Inc.*                                                  996
                                                                                           --------
                                                                                              3,732
                                                                                           --------
             HOME ENTERTAINMENT SOFTWARE (0.1%)
    20,700   RealD, Inc.*                                                                       490
                                                                                           --------
             INTERNET SOFTWARE & SERVICES (0.7%)
   108,600   EarthLink, Inc.                                                                    927
    36,990   J2 Global Communications, Inc.*                                                  1,021
   159,200   Openwave Systems, Inc.*                                                            323
   163,400   United Online, Inc.                                                              1,155
   125,900   ValueClick, Inc.*                                                                1,764
                                                                                           --------
                                                                                              5,190
                                                                                           --------
             IT CONSULTING & OTHER SERVICES (1.5%)
    74,575   Acxiom Corp.*                                                                    1,285
    25,700   CACI International, Inc. "A"*                                                    1,426
   104,500   Lionbridge Technologies, Inc.*                                                     401
    17,200   ManTech International Corp. "A"*                                                   691
    95,100   Maximus, Inc.                                                                    6,453
    53,300   SRA International, Inc. "A"*                                                     1,422
                                                                                           --------
                                                                                             11,678
                                                                                           --------
             OFFICE ELECTRONICS (0.6%)
   121,200   Zebra Technologies Corp. "A"*                                                    4,715
                                                                                           --------
             SEMICONDUCTOR EQUIPMENT (1.3%)
   265,200   Amkor Technology, Inc.*(a)                                                       2,159
    23,800   Cohu, Inc.                                                                         356
   185,300   Entegris, Inc.*                                                                  1,417
     8,200   FEI Co.*                                                                           223
   177,281   GT Solar International, Inc.*(a)                                                 1,958
   203,900   Kulicke & Soffa Industries, Inc.*                                                1,988
    72,400   Rubicon Technology, Inc.*(a)                                                     1,304
    47,900   Tessera Technologies, Inc.*                                                        830
                                                                                           --------
                                                                                             10,235
                                                                                           --------
             SEMICONDUCTORS (1.8%)
   189,291   Applied Micro Circuits Corp.*                                                    1,863
   175,600   Integrated Device Technology, Inc.*                                              1,120
    81,358   IXYS Corp.*                                                                        922
   334,080   Lattice Semiconductor Corp.*                                                     2,081
    37,000   Microsemi Corp.*                                                                   832

================================================================================

26  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
   414,400   RF Micro Devices, Inc.*                                                       $  2,785
    31,380   Semtech Corp.*                                                                     685
    33,588   Standard Microsystems Corp.*                                                       808
   177,070   TriQuint Semiconductor, Inc.*                                                    2,330
                                                                                           --------
                                                                                             13,426
                                                                                           --------
             SYSTEMS SOFTWARE (1.4%)
   128,700   Progress Software Corp.*                                                         3,686
   150,654   TeleCommunication Systems, Inc. "A"*                                               616
   327,600   Websense, Inc.*                                                                  6,277
                                                                                           --------
                                                                                             10,579
                                                                                           --------
             TECHNOLOGY DISTRIBUTORS (0.8%)
    43,000   Anixter International, Inc.                                                      2,721
   182,400   Brightpoint, Inc.*                                                               1,655
    22,700   Richardson Electronics Ltd.                                                        294
    30,380   SYNNEX Corp.*                                                                    1,014
                                                                                           --------
                                                                                              5,684
                                                                                           --------
             Total Information Technology                                                   141,274
                                                                                           --------
             MATERIALS (5.7%)
             ----------------
             ALUMINUM (0.2%)
    91,500   Noranda Aluminum Holding Corp.*                                                  1,353
                                                                                           --------
             DIVERSIFIED CHEMICALS (0.4%)
   117,900   Solutia, Inc.*                                                                   2,761
                                                                                           --------
             FOREST PRODUCTS (0.7%)
    86,700   Deltic Timber Corp.                                                              5,201
                                                                                           --------
             METAL & GLASS CONTAINERS (0.7%)
   116,300   AptarGroup, Inc.                                                                 5,589
                                                                                           --------
             PAPER PACKAGING (0.7%)
    99,420   Boise, Inc.(a)                                                                     894
    63,200   Rock-Tenn Co. "A"                                                                4,219
                                                                                           --------
                                                                                              5,113
                                                                                           --------
             PAPER PRODUCTS (0.1%)
    28,600   Neenah Paper, Inc.                                                                 551
                                                                                           --------
             PRECIOUS METALS & MINERALS (0.2%)
    77,200   Coeur d'Alene Mines Corp.*                                                       1,805
                                                                                           --------
             SPECIALTY CHEMICALS (2.2%)
    37,500   Ferro Corp.*                                                                       578
    54,530   Innophos Holdings, Inc.                                                          1,809
    23,900   KMG Chemicals, Inc.                                                                407

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
    76,700   Kraton Performance Polymers, Inc.*(b)                                         $  2,408
   150,494   Omnova Solutions, Inc.*                                                          1,058
   145,910   PolyOne Corp.*                                                                   1,919
    51,600   Rockwood Holdings, Inc.*                                                         2,094
   364,100   Zep, Inc.                                                                        6,579
                                                                                           --------
                                                                                             16,852
                                                                                           --------
             STEEL (0.5%)
   147,300   General Steel Holdings, Inc.*(a)                                                   377
    24,300   Haynes International, Inc.                                                       1,184
    19,500   Metals USA Holdings Corp.*                                                         296
   103,600   Worthington Industries, Inc.                                                     1,969
                                                                                           --------
                                                                                              3,826
                                                                                           --------
             Total Materials                                                                 43,051
                                                                                           --------
             TELECOMMUNICATION SERVICES (0.5%)
             ---------------------------------
             ALTERNATIVE CARRIERS (0.3%)
    44,700   Cogent Communications Group, Inc.*                                                 610
   103,220   PAETEC Holding Corp.*                                                              408
     2,513   Premiere Global Services, Inc.*                                                     15
   292,900   Vonage Holdings Corp.*                                                             961
                                                                                           --------
                                                                                              1,994
                                                                                           --------
             INTEGRATED TELECOMMUNICATION SERVICES (0.0%)
    22,900   Cbeyond, Inc.*                                                                     335
                                                                                           --------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    81,620   USA Mobility, Inc.                                                               1,394
                                                                                           --------
             Total Telecommunication Services                                                 3,723
                                                                                           --------
             UTILITIES (2.6%)
             ----------------
             ELECTRIC UTILITIES (1.3%)
   159,700   UniSource Energy Corp.                                                           5,719
   157,500   Weststar Energy, Inc.(a)                                                         4,016
                                                                                           --------
                                                                                              9,735
                                                                                           --------
             GAS UTILITIES (1.3%)
   120,800   Atmos Energy Corp.                                                               3,938
    70,850   New Jersey Resources Corp.                                                       2,973
     7,300   South Jersey Industries, Inc.                                                      381
    80,300   WGL Holdings, Inc.                                                               2,896
                                                                                           --------
                                                                                             10,188
                                                                                           --------

================================================================================

28  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             WATER UTILITIES (0.0%)
    11,392   Consolidated Water Co. Ltd.(a)                                                $    125
                                                                                           --------
             Total Utilities                                                                 20,048
                                                                                           --------
             Total Common Stocks (cost: $562,208)                                           731,907
                                                                                           --------
             MONEY MARKET INSTRUMENTS (3.8%)

             MONEY MARKET FUNDS (3.8%)
28,833,340   State Street Institutional Liquid Reserve Fund, 0.18%(c) (cost: $28,833)        28,833
                                                                                           --------

             SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
             SECURITIES LOANED (6.6%)

             MONEY MARKET FUNDS (1.6%)
 2,856,271   Blackrock Liquidity Funds TempFund Portfolio, 0.17%(c)                           2,856
 9,450,135   Fidelity Institutional Money Market Portfolio, 0.21%(c)                          9,450
                                                                                           --------
             Total Money Market Funds                                                        12,306
                                                                                           --------

---------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
---------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (5.0%)
   $19,875   Credit Suisse First Boston, LLC, 0.21%, acquired on 1/31/2011 and due 2/01/2011 at $19,875 (collateralized by $20,720 of
               Fannie Mae(d), 1.63%, due 10/26/2015; market value $20,275)                   19,875
    17,924   Deutsche Bank Securities, Inc., 0.21%, acquired on 1/31/2011 and due 2/01/2011 at $17,924 (collateralized by $19,059 of
               Freddie Mac(d), 3.15%, due 10/28/2020; market value $18,283)                  17,924
                                                                                           --------
             Total Repurchase Agreements                                                     37,799
                                                                                           --------
             Total Short-Term Investments Purchased With
               Cash Collateral From Securities Loaned (cost: $50,105)                        50,105
                                                                                           --------

             TOTAL INVESTMENTS (COST: $641,146)                                            $810,845
                                                                                           ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                       (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                   QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                               IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS               INPUTS          INPUTS         TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $731,907              $     -              $-      $731,907

Money Market Instruments:
  Money Market Funds                      28,833                    -               -        28,833

Short-Term Investments
  Purchased With Cash Collateral
  From Securities Loaned:
  Money Market Funds                      12,306                    -               -        12,306
  Repurchase Agreements                        -               37,799               -        37,799
---------------------------------------------------------------------------------------------------
Total                                   $773,046              $37,799              $-      $810,845
---------------------------------------------------------------------------------------------------

For the six-month period ended January 31, 2011, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

30  | USAA SMALL CAP STOCK FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   REIT  Real estate investment trust

o  SPECIFIC NOTES

   (a) The security or a portion thereof was out on loan as of January 31, 2011.

   (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (c) Rate represents the money market fund annualized seven-day yield at January 31, 2011.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

   (d) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

   *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

32  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including
      securities on loan of $48,632) (cost of $641,146)                         $810,845
  Cash                                                                                 1
  Receivables:
      Capital shares sold:
          Affiliated transactions (Note 8)                                           231
          Nonaffiliated transactions                                                 994
      Dividends and interest                                                         184
      Securities sold                                                              1,455
      Other                                                                           33
                                                                                --------
          Total assets                                                           813,743
                                                                                --------
LIABILITIES
  Payables:
      Upon return of securities loaned                                            50,105
      Securities purchased                                                         1,972
      Capital shares redeemed                                                        590
  Accrued management fees                                                            465
  Accrued transfer agent's fees                                                       75
  Other accrued expenses and payables                                                 69
                                                                                --------
          Total liabilities                                                       53,276
                                                                                --------
              Net assets applicable to capital shares outstanding               $760,467
                                                                                ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                               $684,913
  Accumulated undistributed net investment income                                    861
  Accumulated net realized loss on investments                                   (95,006)
  Net unrealized appreciation of investments                                     169,699
                                                                                --------
              Net assets applicable to capital shares outstanding               $760,467
                                                                                ========
  Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $647,318/47,433 shares outstanding)            $  13.65
                                                                                ========
      Institutional Shares (net assets of $113,149/8,267 shares outstanding)    $  13.69
                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                                             $  6,136
  Interest                                                                    25
  Securities lending (net)                                                   168
                                                                        --------
      Total income                                                         6,329
                                                                        --------
EXPENSES
  Management fees                                                          2,412
  Administration and servicing fees:
      Fund Shares                                                            432
      Institutional Shares                                                    24
  Transfer agent's fees:
      Fund Shares                                                          1,006
      Institutional Shares                                                    24
  Custody and accounting fees:
      Fund Shares                                                             65
      Institutional Shares                                                    10
  Postage:
      Fund Shares                                                             38
  Shareholder reporting fees:
      Fund Shares                                                             23
  Trustees' fees                                                               5
  Registration fees:
      Fund Shares                                                             17
  Professional fees                                                           43
  Other                                                                        8
                                                                        --------
          Total expenses                                                   4,107
                                                                        --------
NET INVESTMENT INCOME                                                      2,222
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain                                                       19,299
  Change in net unrealized appreciation/depreciation                      94,297
                                                                        --------
          Net realized and unrealized gain                               113,596
                                                                        --------
  Increase in net assets resulting from operations                      $115,818
                                                                        ========

See accompanying notes to financial statements.

================================================================================

34  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2011 (unaudited), and year ended
July 31, 2010

--------------------------------------------------------------------------------

                                                         1/31/2011     7/31/2010
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                   $  2,222      $    171
  Net realized gain on investments                          19,299        40,599
  Change in net unrealized appreciation/depreciation
      of investments                                        94,297        58,269
                                                          ----------------------
      Increase in net assets resulting from operations     115,818        99,039
                                                          ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
      Fund Shares                                             (958)            -
      Institutional Shares                                    (542)            -
                                                          ----------------------
          Total distributions of net investment income      (1,500)            -
                                                          ----------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
  Fund Shares                                                6,937       (11,809)
  Institutional Shares                                      18,167        24,080
                                                          ----------------------
      Total net increase in net assets from
          capital share transactions                        25,104        12,271
                                                          ----------------------
  Net increase in net assets                               139,422       111,310

NET ASSETS
  Beginning of period                                      621,045       509,735
                                                          ----------------------
  End of period                                           $760,467      $621,045
                                                          ======================
Accumulated undistributed net investment income:
  End of period                                           $    861      $    139
                                                          ======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this semiannual report pertains only to the USAA Small Cap Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is long-term growth of capital.

The Fund has two classes of shares: Small Cap Stock Fund Shares (Fund Shares) and Small Cap Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities

================================================================================

36 | USAA SMALL CAP STOCK FUND

================================================================================

        exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement

================================================================================

38  | USAA SMALL CAP STOCK FUND

================================================================================

    date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include repurchase agreements valued at cost, which approximates fair value.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the

================================================================================

40  | USAA SMALL CAP STOCK FUND

================================================================================

    difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500. The Fund did not incur any brokerage commission recapture credits.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended January 31, 2011, the Fund paid CAPCO facility fees of $1,000, which represents 1.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2011.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2011, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2010, the Fund had capital loss carryovers of $110,309,000, for federal income tax purposes, which, if not offset by

================================================================================

42  | USAA SMALL CAP STOCK FUND

================================================================================

subsequent capital gains, will expire between 2016 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

         CAPITAL LOSS CARRYOVERS
-----------------------------------------
   EXPIRES                      BALANCE
-------------                ------------
    2016                     $  5,400,000
    2017                       68,280,000
    2018                       36,629,000
                             ------------
                    Total    $110,309,000
                             ============

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period, ended January 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of January 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended July 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2011, were $145,488,000 and $129,674,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

As of January 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2011, were $189,154,000 and $19,455,000, respectively, resulting in net unrealized appreciation of $169,699,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the six-month period ended January 31, 2011, the Fund received securities-lending income of $168,000, which is net of the 20% income retained by ClearLend. As of January 31, 2011, the Fund loaned securities having a fair market value of approximately $48,632,000 and received cash collateral of $50,105,000 for the loans,

================================================================================

44  | USAA SMALL CAP STOCK FUND

================================================================================

which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions for all classes were as follows, in thousands:

                                     SIX-MONTH
                                    PERIOD ENDED             YEAR ENDED
                                      1/31/2011               7/31/2010
----------------------------------------------------------------------------
                                SHARES       AMOUNT     SHARES      AMOUNT
                                --------------------------------------------
FUND SHARES:
Shares sold                      7,745      $ 98,814    12,625     $ 139,409
Shares issued from reinvested
 dividends                          69           951         -             -
Shares redeemed                 (7,927)      (92,828)  (14,035)     (151,218)
                                --------------------------------------------
Net increase (decrease) from
 capital share transactions       (113)     $  6,937    (1,410)    $ (11,809)
                                ============================================
INSTITUTIONAL SHARES:
Shares sold                      2,299      $ 28,479     5,213     $  57,621
Shares issued from reinvested
 dividends                          39           541         -             -
Shares redeemed                   (919)      (10,853)   (3,101)      (33,541)
                                --------------------------------------------
Net increase (decrease) from
 capital share transactions      1,419      $ 18,167     2,112     $  24,080
                                ============================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Small-Cap Core Funds Index over the performance period. The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 1, 2008. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the

================================================================================

46  | USAA SMALL CAP STOCK FUND

================================================================================

    numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $2,412,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(96,000) and $(4,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.03)% and (0.01)%, respectively.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Batterymarch Financial Management, Inc. (Batterymarch) and Wellington Management Company, LLP (Wellington Management), under which Batterymarch and Wellington Management direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Batterymarch a subadvisory fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages, and pays Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average daily net assets for the first $300 million in assets that Wellington Management manages, plus 0.65% of the Fund's average daily net assets over $300 million that Wellington Management manages. Prior to January 1, 2011, the Manager paid Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management managed. For the six-month period ended January 31, 2011, the Manager incurred subadvisory fees, paid or payable to Batterymarch and Wellington Management, of $832,000 and $1,182,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.05% of average net assets of the Fund Shares and Institutional Shares, respectively. For the six-month period ended January 31, 2011, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $432,000 and $24,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2011, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2011, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,006,000 and $24,000, respectively.

E. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

================================================================================

48  | USAA SMALL CAP STOCK FUND

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Fund is one of 14 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of January 31, 2011, the Fund recorded a receivable for capital shares sold of $231,000 for the Target Funds' purchases of Institutional Shares. As of January 31, 2011, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                   OWNERSHIP %
------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                    0.8%
USAA Target Retirement 2020 Fund                                      2.0
USAA Target Retirement 2030 Fund                                      4.2
USAA Target Retirement 2040 Fund                                      5.3
USAA Target Retirement 2050 Fund                                      2.6

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                             SIX-MONTH
                                           PERIOD ENDED
                                            JANUARY 31,                        YEAR ENDED JULY 31,
                                           -----------------------------------------------------------------------------------
                                               2011          2010           2009             2008          2007           2006
                                           -----------------------------------------------------------------------------------
Net asset value at beginning of period     $  11.41      $   9.49       $  12.07         $  15.29      $  13.99       $  14.80
                                           -----------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                   .04          (.00)(a)       (.00)(a)          .00(a)        .04            .00(a)
 Net realized and unrealized gain (loss)       2.22          1.92          (2.57)           (1.72)         2.17            .26
                                           -----------------------------------------------------------------------------------
Total from investment operations               2.26          1.92          (2.57)           (1.72)         2.21            .26
                                           -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income                         (.02)            -           (.01)            (.01)         (.02)             -
 Realized capital gains                           -             -              -            (1.49)         (.89)         (1.07)
 Return of Capital                                -             -           (.00)(a)            -             -              -
                                           -----------------------------------------------------------------------------------
Total distributions                            (.02)            -           (.01)           (1.50)        ( .91)         (1.07)
                                           -----------------------------------------------------------------------------------
Net asset value at end of period           $  13.65      $  11.41       $   9.49         $  12.07      $  15.29       $  13.99
                                           ===================================================================================
Total return (%)*                             19.81         20.23(e)      (21.28)          (12.16)        16.05(b)        1.90
Net assets at end of period (000)          $647,318      $542,547       $464,755         $521,588      $514,204       $375,167
Ratios to average net assets:**
 Expenses (%)(d)                               1.28(c)       1.32(e)        1.40             1.31          1.32(b)        1.30
 Expenses, excluding reimbursements (%)(d)     1.28(c)       1.32(e)        1.43             1.31          1.32(b)        1.30
 Net investment income (loss) (%)               .60(c)       (.01)           .02              .03           .25            .11
Portfolio turnover (%)                           20            36             70               84           110             66

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period.
    Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2011, average net assets were $571,733,000.
(a) Represents less than $0.01 per share.
(b) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                               (.00%)(+)     (.00%)(+)      (.00%)(+)        (.00%)(+)     (.01%)         (.01%)
    +Represents less than 0.01% of average net assets.
(e) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $47,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.01%. This decrease is excluded from the expense ratios in the Financial Highlights table.

================================================================================

50  | USAA SMALL CAP STOCK FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                               SIX-MONTH
                                              PERIOD ENDED         YEAR ENDED      PERIOD ENDED
                                               JANUARY 31,          JULY 31,          JULY 31,
                                                  2011                2010            2009***
                                              -------------------------------------------------
Net asset value at beginning of period        $  11.46             $  9.50             $12.10
                                              -----------------------------------------------
Income (loss) from investment operations:
 Net investment income                             .06                 .03                .03(a)
 Net realized and unrealized gain (loss)          2.24                1.93              (2.60)(a)
                                              -----------------------------------------------
Total from investment operations                  2.30                1.96               2.57)(a)
                                              -----------------------------------------------
Less distributions from:
 Net investment income                            (.07)                  -               (.02)
 Return of Capital                                   -                   -               (.01)
                                              -----------------------------------------------
Total distributions                               (.07)                  -               (.03)
                                              -----------------------------------------------
Net asset value at end of period              $  13.69             $ 11.46            $  9.50
                                              ===============================================
Total return (%)*                                20.08               20.63             (21.18)
Net assets at end of period (000)             $113,149             $78,498            $44,980
Ratios to average net assets:**
 Expenses (%)(c)                                   .88(b)              .89                .90(b)
 Net investment income (%)                        1.02(b)              .38                .40(b)
Portfolio turnover (%)                              20                  36                 70

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2011, average net assets were
    $94,128,000.
*** Institutional Shares were initiated on August 1, 2008
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2010, through January 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

52  | USAA SMALL CAP STOCK FUND

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING               ENDING               DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE          AUGUST 1, 2010 -
                                         AUGUST 1, 2010        JANUARY 31, 2011        JANUARY 31, 2011
                                        ----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,198.10                  $7.09

Hypothetical
 (5% return before expenses)                1,000.00               1,018.75                   6.51

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,200.80                   4.88

Hypothetical
 (5% return before expenses)                1,000.00               1,020.77                   4.48

* Expenses are equal to the annualized expense ratio of 1.28% for Fund Shares and 0.88% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 19.81% for Fund Shares and 20.08% for Institutional Shares for the six-month period of August 1, 2010, through January 31, 2011.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.



================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA            WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   40053-0311                                (C)2011, USAA. All rights reserved.

   ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended January 31, 2011

By:*     CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    March 25, 2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    March 28, 2011
         ------------------------------


By:*     ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    March 28, 2011
         ------------------------------


*Print the name and title of each signing officer under his or her signature.